UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     January 28, 2003
                                                --------------------------------

Morgan Stanley Dean Witter Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2003, relating to the Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2003-NC1)

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             (Exact name of registrant as specified in its charter)


    Delaware                         333-83986-14               13-3291626
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code      (212) 296-7000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5. Other Events.
        ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2003-NC1. On January 28, 2003, Morgan Stanley Dean Witter Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Ocwen Federal Bank F.S.B., as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party, of Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2003-NC1 (the "Certificates"), issued in eleven classes. The Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates, with an aggregate scheduled principal balance as of January 1, 2003 of $421,683,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Blaylock & Partners, L.P. ("Blaylock") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Blaylock, the "Underwriters"), pursuant to an Underwriting Agreement dated as of January 23, 2003 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2003, by and among the Company, as depositor, Ocwen Federal Bank F.S.B., as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 12, 2003                  MORGAN STANLEY DEAN WITTER
                                          CAPITAL I INC.


                                          By:      /s/ Cecilia Tarrant
                                             -----------------------------------
                                            Name:   Cecilia Tarrant
                                            Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----

4                               Pooling and Servicing Agreement, dated as    6
                                of January 1, 2003, by and among the
                                Company, as depositor, Ocwen Federal Bank
                                F.S.B., as servicer, Deutsche Bank
                                National Trust Company, as trustee, and
                                NC Capital Corporation, as responsible
                                party.